Consolidated Balance Sheets - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
CURRENT ASSETS:
Cash and cash equivalents	$ 7,581	$ 79
Related parties	33	14
Prepaid expenses and other receivables	439	294
Total current assets	8,053	387
EQUIPMENT, NET	32
Total assets	8,085	387
CURRENT LIABILITIES:
Account payables	423	496
Accrued bonuses	905
INX Token liability	24,106	1,179
INX Token warrant liability	4,249	113
Convertible loans	148	145
Total liabilities	29,831	1,933
EQUITY:
Ordinary shares of GBP 0.001 par value - Authorized: 100,000,000 shares at December 31, 2020 and 2019; Issued and Outstanding: 13,639,451 and 11,412,930 at December 31, 2020 and 2019, respectively	18	15
Share premium	10,866	6,805
Receivable on account of shares	(9)	(76)
Conversion option of convertible loans	46	46
Accumulated deficit	(32,667)	(8,336)
Total equity	(21,746)	(1,546)
Total equity and liabilities	$ 8,085	$ 387